UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 11, 2024

Lazard Group LLC
(Exact name of registrant as specified in its charter)

Delaware	333-126751	51-0278097
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Rockefeller Plaza New York, New York		10112
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s Telephone Number, Including Area Code: 212-632-6000
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	None	None
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement
On December 12, 2024, Lazard Group LLC, a Delaware limited liability company (the “Company”), as the issuer, Lazard, Inc., a Delaware corporation (“Lazard”), and The Bank of New York Mellon, as the trustee (the “Trustee”), entered into the Eleventh Supplemental Indenture (the “Eleventh Supplemental Indenture”) to the Indenture dated as of May 10, 2005 (as amended and supplemented from time to time, the “Indenture”), between the Company and the Trustee, under which the Company’s $300,000,000 aggregate principal amount of 3.625% Senior Notes due 2027, $500,000,000 aggregate principal amount of 4.500% Senior Notes due 2028, $500,000,000 aggregate principal amount of 4.375% Senior Notes due 2029 and $400,000,000 aggregate principal amount of 6.000% Senior Notes due 2031 (collectively, the “Notes”) were issued.
The Eleventh Supplemental Indenture modifies the reporting covenant contained in the Indenture to provide that so long as any parent entity of the Company guarantees the securities issued under the Indenture (including the Notes), the reports, information and other documents required to be filed and furnished to holders pursuant to the Indenture may, at the option of the Company, be filed by and be those of such parent entity rather than the Company.
Pursuant to the Eleventh Supplemental Indenture, Lazard has provided a guarantee of each series of the Notes (with respect to each series of Notes, a “Lazard Guarantee”), and the Company expects that it will exercise its rights under the Indenture for Lazard to file or furnish the reports, information and other documents required pursuant to the Indenture in lieu of the Company filing or furnishing such reports, information and other documents. Each Lazard Guarantee is an unsecured unsubordinated obligation of Lazard and will rank pari passu with Lazard’s other unsecured unsubordinated obligations.
The foregoing summary of the Eleventh Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the complete terms of the Eleventh Supplemental Indenture, a copy of which is attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 8.01 Other Events
On December 11, 2024, Lazard announced the completion of the consent solicitation and offer to guarantee whereby Lazard obtained the requisite consents of the holders of each series of the Notes to amend the Indenture to modify the reporting covenant to provide that so long as any parent entity of the Company guarantees the securities issued under the Indenture (including the Notes), the reports, information and other documents required to be filed and furnished to holders of such series of notes pursuant to the applicable indenture may, at the option of the Company, be filed by and be those of such parent entity rather than the Company. Lazard also announced that it will guarantee the Notes.
A copy of the press release announcing the closing of the consent solicitation is hereby incorporated by reference and attached hereto as Exhibit 99.1.
Cautionary Note Regarding Forward Looking Statements
This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. In some cases, forward-looking statements can be identified by the use of forward-looking terminology such as “may,” “might,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “target,” “goal,” or “continue,” and the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to known and unknown risks, uncertainties and assumptions about us, may include projections of our future financial performance based on our growth strategies, business plans and initiatives and anticipated trends in our business. These forward-looking statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, level of activity, performance or achievements to differ materially from the results, level of activity, performance or achievements expressed or implied by the forward-looking statements.

These factors include, but are not limited to, those discussed in our Annual Report on Form 10-K under Item 1A “Risk Factors,” and also discussed from time to time in our Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, including the following:
•Adverse general economic conditions or adverse conditions in global or regional financial markets;
•A decline in our revenues, for example due to a decline in overall mergers and acquisitions (M&A) activity, our share of the M&A market or our assets under management (AUM);
•Losses caused by financial or other problems experienced by third parties;
•Losses due to unidentified or unanticipated risks;
•A lack of liquidity, i.e., ready access to funds, for use in our businesses;
•Competitive pressure on our businesses and on our ability to retain and attract employees at current compensation levels; and
•Changes in relevant tax laws, regulations or treaties or an adverse interpretation of those items.
These risks and uncertainties are not exhaustive. Our SEC reports describe additional factors that could adversely affect our business and financial performance. Moreover, we operate in a very competitive and rapidly changing environment. New risks and uncertainties emerge from time to time, and it is not possible for our management to predict all risks and uncertainties, nor can management assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements.
As a result, there can be no assurance that the forward-looking statements included in this Current Report on Form 8-K will prove to be accurate or correct. Although we believe the statements reflected in the forward-looking statements are reasonable, we cannot guarantee future results, level of activity, performance, achievements or events. Moreover, neither we nor any other person assumes responsibility for the accuracy or completeness of any of these forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. We are under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform our prior statements to actual results or revised expectations and we do not intend to do so.
Item 9.01 Financial Statements and Exhibits
(d)Exhibits.

Exhibit No.	Description
4.1	Eleventh Supplemental Indenture, dated as of December 12, 2024, among Lazard Group LLC, Lazard, Inc. and The Bank of New York Mellon, as trustee
99.1	Press Release dated December 11, 2024, relating to the consent solicitation

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LAZARD GROUP LLC (Registrant)

	By:	/s/ Shari Soloway
	Name:	Shari Soloway
	Title:	Corporate Secretary
Dated: December 12, 2024